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                                                                   Exhibit 10.33

                                 Trust Agreement

            This Trust Agreement, dated as of this FIRST day of February, 1999 (the "Effective Date"), by and between Paine Webber Group Inc., a Delaware corporation ("PWG"), and The Chase Manhattan Bank (the "Trustee").

                              W I T N E S S E T H:

            WHEREAS, PWG and the Trustee are currently parties to (i) a Trust Agreement, dated as of August 29, 1988 (the "First Prior Trust Agreement"), and
(ii) a Trust Agreement, dated as of January 1, 1990 (the "Second Prior Trust Agreement"), related to the Paine Webber Group Inc. Supplemental Employee's Retirement Plan for Certain Senior Officers (the "Plan");

            WHEREAS, the Plan has been amended and restated by PWG as of the Effective Date;

            WHEREAS, PWG and the Trustee now desire to amend, restate and consolidate the First Prior Trust Agreement and the Second Prior Trust Agreement, effective as of the Effective Date, into a single trust agreement (the "Trust Agreement") that will take into account various changes made to the Plan in connection with the restatement thereof and to incorporate into the consolidated trust agreement the provisions of the model trust agreement promulgated by the Internal Revenue Service (the "IRS") in Revenue Procedure 92-64; and

            WHEREAS, PWG and the Trustee now desire, subject to the provisions of this Trust Agreement, to continue to hold in trust the assets of the trust, established pursuant to the First Prior Trust Agreement and the Second Prior Trust Agreement, and to merge and consolidate such assets into a single trust (the "Trust"), subject to the claims of the creditors of PWG and its Material Subsidiaries in the event of the Insolvency (as hereinafter defined) of PWG or any such Material Subsidiaries until paid to the participants in the Plan (the "Participants") or their Spouses or Beneficiaries in accordance with the terms of the Plan and this Trust Agreement;

            NOW, THEREFORE, the parties do hereby amend and restate the First Prior Trust Agreement and the Second Prior Trust Agreement in the form of this Trust Agreement and agree that the Trust shall be comprised, held and disposed of as follows:

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            Section 1. Establishment of Trust.

            (a) PWG hereby deposits with the Trustee IN TRUST the assets held by the Trustee under the First Prior Trust Agreement and the Second Prior Trust Agreement (less any portion of assets which, at the direction of PWG, are transferred to another trust for the benefit of the Participant pursuant to a separate deferred compensation arrangement of PWG), which, together with any amounts provided for in Section 1(f), shall become the principal of the Trust to be held, administered and disposed of by the Trustee as provided in this Trust Agreement. In addition, on the date of a Change in Control and on each anniversary thereof, PWG and its Subsidiaries (collectively, "PaineWebber") shall contribute to the Trust Fund to be held IN TRUST by the Trustee the amount required by Section 1(g) below. The Trustee hereby accepts the Trust established under this Trust Agreement on the terms and subject to the provisions set forth herein, and it agrees to discharge and perform fully and faithfully all of the duties and obligations imposed upon it under this Trust Agreement. The Trust shall be known as the "Paine Webber Group Inc. Supplemental Employee's Retirement Plan Trust."

            (b) Reasonably promptly following the Effective Date, PWG shall deliver to the Trustee a copy of the Plan. Following the occurrence of a Change in Control, the Plan and any amendments thereto that have been delivered to the Trustee in accordance with this Section 1(b) shall constitute a part of this Trust Agreement. If the Plan is amended, PWG shall promptly deliver a copy of the Plan to the Trustee within ten days of the date of the amendment. On and after the date the Trustee is notified by PWG, the Participant or the Participant's Beneficiary of a Change in Control or otherwise has actual knowledge of the occurrence of a Change in Control (the "Change in Control Notice Date"), the Trustee shall have an obligation to determine whether actions undertaken by the Trustee hereunder are consistent with, and do not violate any of, the terms of the Plan (including, without limitation, any amendments to the Plan that have been delivered to the Trustee in accordance with this Section 1(b)), and, in the event of any conflict between any instruction or direction to the Trustee from PWG and the Plan, the Trustee shall be authorized to rely on the terms of the Plan as reasonably construed by the Trustee. No amendment to the Plan shall affect in any material respect the duties and obligations of the Trustee hereunder without the Trustee's prior written consent.

            (c) The Trust established hereby is irrevocable by PWG.

            (d) The Trust is intended to be a grantor trust, of which PWG is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended (the "Code"), and shall be construed accordingly.

            (e) The principal of the Trust, and any earnings thereon, shall be held separate and apart from other funds of PWG and shall be used exclusively for the purpose of satisfying PaineWebber's obligations to Participants, Spouses and Beneficiaries (hereinafter, the "Trust Beneficiaries") under the Plan and PWG's obligations to its general creditors as hereinafter set forth. The Trust Beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of the Trust Beneficiaries against PaineWebber. Any assets held by the Trust will be subject to the claims of PWG's general creditors under U.S. federal and state law in the event of Insolvency.

            (f) PaineWebber, in its sole discretion, may at any time, or from time to time, make additional deposits of cash or other property (other than PWG Securities) to the Trust Fund to be held IN TRUST by the Trustee to augment the principal to be held, administered and disposed of by the Trustee as

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provided in this Trust Agreement. The Trustee shall have no duty or obligation to compel PaineWebber to make such additional deposits.

            (g) On the date of a Change in Control, and on each anniversary thereof, PaineWebber shall contribute to the Trust Fund to be held IN TRUST by the Trustee a lump sum cash amount (in same day funds) equal to the amount required by Section 13(f) of the Plan as in effect on the Effective Date. No amendment to Section 13(f) of the Plan or any other provision of the Plan or to this Trust Agreement on or after the date of a Change in Control shall reduce or limit the obligations of PaineWebber under this Section 1(g).

            (h) Except as provided in Section 5(c), the assets of the Trust shall be held by the Trustee as one account (including, without limitation, the portions of the Trust Fund previously held pursuant to the First Prior Trust Agreement and the Second Prior Trust Agreement), without any subaccounting and without distinction, separation or segregation by virtue of the interest of any Trust Beneficiary prior to the distribution of Trust assets to a Trust Beneficiary.

                  (i) Capitalized words which are not otherwise defined in this Trust Agreement have the meanings assigned thereto in the Plan. For the purposes of this Agreement, the following capitalized words shall have the following meanings:

            "Mutual Fund" shall mean an investment company registered under the Investment Company Act of 1940, as amended.

            "PWG Securities" shall mean any Security issued by PWG or any affiliate, but shall not include an interest in an investment partnership or an interest in a Mutual Fund managed by PWG or any affiliate thereof.

            "Security" or "Securities" shall mean equity and debt securities of all types, general or limited partnership interests, interests in a Mutual Fund, interests in a trust, convertible or non-convertible preferred stock or debt obligations, warrants, rights or options to purchase equity or debt securities, interests in an investment company, limited liability company or hedge fund, participations, notes, bonds, debentures, negotiable and non-negotiable instruments, evidence of indebtedness in any form, obligations, contract rights, claims and interests (including any whole or partial interest in, or right to acquire, any of the foregoing).

            Section 2. Payments to Participants and Their Beneficiaries.

            (a) PWG shall deliver to the Trustee a payment schedule (the "Payment Schedule") that indicates the amounts payable to each Trust Beneficiary and the times at which such amounts are payable. The Compensation Committee or the Plan Administrator shall determine whether an event set forth on the Payment Schedule has occurred and shall advise the Trustee of such event. The Payment Schedule shall be consistent with the terms of the Plan and shall be delivered to the Trustee as soon as practicable after a Participant has elected to begin receiving benefits under the Plan or after any other event entitling a Trust Beneficiary to payments under the Plan. Except as otherwise provided herein, the Trustee shall make payments to each Trust Beneficiary in accordance with such Payment Schedule and Section 2(b) below. The Trustee shall make provision for the reporting and withholding of any taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan and shall (i) pay amounts withheld to the appropriate taxing authorities or

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(ii) remit such withheld amounts to PWG for payment to the applicable taxing authorities upon written agreement from PWG that PWG shall be responsible for the applicable tax reporting and payment. If requested by the Trustee, PaineWebber shall provide the Trustee with the name and address of each Trust Beneficiary (the "Trust Beneficiary List"). The Trustee hereby agrees to keep the Trust Beneficiary List confidential and to utilize it solely in connection with the administration of the Plan and the Trust Agreement.

            (b) Subject to the provisions of Sections 2(c), 2(d) and 2(e), on and after the Change in Control Notice Date, the Trustee shall pay the amounts due to a Trust Beneficiary in respect of PWG's obligations under the Plan upon receipt of either (i) a Payment Schedule from PWG authorizing such payment or
(ii) an affidavit from the Trust Beneficiary in substantially the form of Exhibit A hereto (an "Affidavit"), attesting to the amount of such payment and setting forth the circumstances giving rise to the obligation to make such payment under the Plan. The Trustee shall be authorized to rely on the Payment Schedule, written instructions from PWG or any such Affidavit, and, in the event of a conflict between the written instructions from PWG or the Payment Schedule and the Affidavit, the provisions of the Affidavit shall be controlling. The Affidavit shall be accompanied by a statement from an enrolled actuary certifying that the benefit payments requested by the Trust Beneficiary are correct and in reasonable, good faith compliance with the terms of the Plan. The reasonable fees and expenses of such enrolled actuary in preparing such statement shall be paid from the assets of the Trust, to the extent not paid directly by PaineWebber.

            (c) To the extent that (i) the Trustee is notified in writing by PWG that PWG's payment obligations to all Trust Beneficiaries have been paid in full and (ii) following the Change in Control Notice Date, the notice from PWG is confirmed in writing by the then remaining Trust Beneficiaries listed on the Trust Beneficiary List (which confirmation may be waived by the Trustee if the Trustee determines in good faith after reasonable inquiry that such confirmation is being unreasonably withheld by a Trust Beneficiary or cannot be obtained because the Trust Beneficiary is deceased), then the Trustee shall promptly pay to PWG the then remaining assets of the Trust.

            (d) PaineWebber may make payment of benefits directly to the Trust Beneficiaries as such benefits become due under the terms of the Plan. In the event any amount referred to in the Payment Schedule is paid by PaineWebber to a Trust Beneficiary, PWG shall notify the Trustee in writing of such event. Such notice shall include a Payment Schedule revised in accordance with such notice, and, following the Change in Control Notice Date, such revised Payment Schedule shall be confirmed by the applicable Trust Beneficiary listed on the Trust Beneficiary List (which confirmation may be waived by the Trustee if the Trustee determines in good faith after reasonable inquiry that such confirmation is being unreasonably withheld by the Trust Beneficiary or cannot be obtained because the Trust Beneficiary is deceased). Upon receipt of such notice, the Trustee shall amend the Payment Schedule to reduce the amount payable thereunder as set forth in such notice and, if applicable, confirmed by the Trust Beneficiary and shall distribute to PaineWebber an amount of assets from the Trust equal to the fair market value of the amount so paid by PaineWebber.

            (e) The Trust is established as a means of facilitating the payment of PWG's obligations under the Plan. If the principal of the Trust and any earnings thereon are not sufficient to make payments of benefits in accordance with the terms of the Plan and the Payment Schedule, PaineWebber shall make the balance of each such payment as it falls due. The Trustee shall notify PWG when the principal and earnings of the Trust are not sufficient to satisfy the obligations. Nothing in this Trust Agreement or in the Payment Schedule shall be construed in any way as relieving PaineWebber of its obligations if such obligations are not satisfied from the assets of the Trust.

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            (f) Whenever it is contemplated that PaineWebber shall make a payment or contribution under this Trust Agreement, such payment or contribution shall be made by PWG or any Subsidiary thereof designated by PWG, but no such designation by PWG shall in any way relieve PWG of its obligation to make such payment.

            (g) PWG shall retain the Actuary to perform an annual actuarial valuation of the Plan and Trust and to report to PWG and the Trustee in accordance with generally accepted accounting and actuarial principles on the assets and liabilities of the Plan and Trust. The Actuary shall also calculate for PWG and the Trustee the amounts payable under the Plan and Trust to each Trust Beneficiary. The reasonable fees and expenses of the Actuary may be paid from the assets of the Trust, to the extent not paid directly by PaineWebber. In addition, prior to a Change in Control, reasonable administration expenses incurred by the Plan Administrator in connection with the operation of the Trust (including reasonable fees and expenses of legal counsel) may be paid from the assets of the Trust, to the extent not otherwise paid directly by PaineWebber. Anything in this Section 2(h) to the contrary notwithstanding, the aggregate amount of fees and expenses that may be charged against the Trust Fund under this Section 2(h) in any calendar year may not exceed $50,000.

            Section 3. Trustee Responsibility Regarding Payments to Trust Beneficiaries when Company is Insolvent.

            (a) The Trustee shall cease payment of benefits to the Trust Beneficiaries if PWG or any Material Subsidiary is Insolvent. PWG or any Material Subsidary shall be considered "Insolvent" for purposes of this Trust Agreement if (i) PWG or any Material Subsidiary is unable to pay its debts as they become due or (ii) PWG or any Material Subsidiary is subject to a pending proceeding as a debtor under the United States Bankruptcy Code or the comparable provisions of any other applicable jurisdiction to which PWG is then subject.

            (b) At all times during the continuance of the Trust, as provided in
Section 1(e) hereof, the principal and income of the Trust shall be subject to claims of general creditors of PWG and its Material Subsidiaries under U.S. federal and state law as set forth below and the laws of any other applicable jurisdiction to which PWG is then subject.

            (1) The Chief Financial Officer of PWG shall have the duty to inform the Trustee in writing of PWG's or any Material Subsidiary's Insolvency. If a person claiming to be a creditor of PWG or any Material Subsidiary alleges in writing to the Trustee that PWG or any Material Subsidiary has become Insolvent, the Trustee shall promptly determine whether PWG or any Material Subsidiary is Insolvent and, pending such determination, the Trustee shall discontinue payment of benefits to the Trust Beneficiaries.

            (2) Unless the Trustee has actual knowledge of PWG's or any Material Subsidiary's Insolvency, or has received notice from PWG or any Material Subsidiary or a person claiming to be a creditor alleging that PWG or any Material Subsidiary is Insolvent, the Trustee shall have no duty to inquire whether PWG or any Material Subsidiary is Insolvent. The Trustee may in all events rely on such evidence concerning PWG's or any Material Subsidiary's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning PWG's or any Material Subsidiary's solvency.

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            (3) If at any time the Trustee has determined that PWG or any
      Material Subsidiary is Insolvent, the Trustee shall discontinue payments to the Trust Beneficiaries and shall hold the assets of the Trust for the benefit of PWG's or any Material Subsidiary's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of the Trust Beneficiaries to pursue their rights as general creditors of PWG or any Material Subsidiary with respect to benefits due under the Plan or otherwise.

            (4) The Trustee shall resume the payment of benefits to the Trust Beneficiaries in accordance with Section 2 of this Trust Agreement only after the Trustee has determined that PWG or any Material Subsidiary is not Insolvent (or is no longer Insolvent).

            (c) Provided that there are sufficient Trust assets, if the Trustee discontinues the payment of benefits from the Trust pursuant to Section 3(b) and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to the Trust Beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to the Trust Beneficiaries by PaineWebber under the terms of the Plan in lieu of the payments provided for hereunder during any such period of discontinuance.

                  (d) As used herein, "Material Subsidiary" shall mean any significant subsidiary of PWG as determined in accordance with Regulation S-X under the Securities Exchange Act of 1934. PWG shall from time to time provide the Trustee with a list of Material Subsidiaries.

            Section 4. Payments to PWG. Except as provided in Sections 2 and 3 above, PWG shall have no right or power to direct the Trustee to return to PWG or to divert any of the assets of the Trust to any purpose other than the payment of the obligations before all payment of benefits has been made to the Trust Beneficiaries pursuant to the terms of the Plan. Following a determination by the Trustee in accordance with Sections 2(c) and 2(d) that the obligations have been paid in full, the Trustee shall pay to PWG any remaining assets of the Trust, net of any unpaid Trustee's fees and expenses and a reserve for accrued but unpaid expenses of the Trust.

            Section 5. Investment Authority.

            (a) In no event may the Trust invest in PWG Securities, other than
(i) a de minimis amount held in common investment vehicles in which the Trustee invests or (ii) shares of a Mutual Fund managed by an affiliate of PaineWebber. Prior to the Change in Control Notice Date, in accordance with Section 5(b), all rights associated with assets of the Trust shall be exercised by the Trustee at the direction of an Investment Manager or other person designated by PaineWebber for this purpose, and (except as otherwise contemplated by Section 5(c)) shall in no event be exercisable by or rest with the Trust Beneficiaries. The Trustee shall invest and reinvest the principal and income of the Trust Fund and keep the Trust Fund invested, without distinction between principal and income, in accordance with this Section 5.

            (b) Subject to Section 5(f), the Trustee shall invest the assets of the Trust either in the manner directed by PaineWebber or in accordance with the investment direction of an Investment Manager or Investment Managers selected by PaineWebber. If more than one Investment Manager is designated by PaineWebber, the Trustee shall apportion the assets of the Trust into a separate sub-account for each such Investment Manager and shall invest the assets of the sub-account in accordance with the

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investment directions of the Investment Manager for that sub-account. The
Trustee shall be under no obligation to collect any money or other assets from PaineWebber but shall merely hold the assets of the Trust as conveyed to the Trustee by PaineWebber. If no timely investment directions are delivered to the Trustee by PaineWebber or an Investment Manager designated by PaineWebber or by a Participant or Investment Manager designated by a Participant in accordance with Section 5(c), the assets of the Trust shall be invested by the Trustee in one or more money market funds provided by the Trustee for this purpose so as to provide for the daily accrual of interest.

            (c) If a Participant elects a variable annuity option under the Plan, the Trustee shall, if directed by the Plan Administrator, allocate a portion of the assets of the Trust to a separate sub-account to be invested in the manner directed by an Investment Manager retained by the Participant for this purpose. The assets of the Trust Account initially allocated to the sub-account shall be in cash or cash equivalents and shall have a value on the date of allocation determined in accordance with Section 12 of the Plan. On each Adjustment Date following the establishment of the sub-account, the Trustee shall allocate such additional amounts in cash or cash equivalents to the sub-account as may be directed by the Plan Administrator in accordance with
Section 12 of the Plan. The Trustee shall pay benefits to the Participant (or Beneficiary thereof) for whom the sub-account is established under this Section 5(c) only from the assets of the sub-account during the period for which the sub-account is maintained for such Participant hereunder. The Trustee shall be under no duty or obligation to verify that a Participant has elected a variable annuity or to determine the amount of assets to be allocated to the sub-account described in this Section 5(c).

            (d) The Trustee shall not follow the investment instructions received by an Investment Manager retained by a Participant in accordance with
Section 5(c) if the Trustee reasonably determines that such investment instructions would require the investment of assets in securities of PWG or any of its Subsidiaries or affiliates (other than a Mutual Fund managed by an affiliate of PaineWebber).

            (e) If directed by the Plan Administrator, the Trustee shall, at the time that a Trust Beneficiary is first entitled to payments in the form of an annuity (other than a variable annuity), purchase a commercial annuity contract or policy from an insurance company designated by the Plan Administrator with a minimum rating of AA by Standard & Poor's Corporation or the equivalent by another nationally recognized rating agency. The annuity contract or policy shall be owned by the Trustee and the Trustee shall be entitled to all annuity and other payments therefrom, but the life or lives for measuring the period of payments shall be specified to the Trustee by the Plan Administrator or by the Actuary at the direction of the Plan Administrator. If the annuity contract is not sufficient for any reason to satisfy all obligations under the Plan to the Trust Beneficiaries in respect of whom such contract was purchased, the remaining obligations to such Trust Beneficiaries shall be paid from the assets of the Trust, to the extent not otherwise paid by PaineWebber.

            (f) On or after the Change in Control Notice Date, (i) the assets of the Trust (other than a portion of the assets allocated to a separate sub-account in the manner contemplated by Section 5(c)) shall be invested solely at the direction of the Trustee or one of its affiliates in a diversified portfolio of fixed income assets designed to achieve a reasonable rate of return with minimal risk to principal; and (ii) the Trustee or one of its affiliates shall purchase, at the time that a Trust Beneficiary is first entitled to payments in the form of an annuity (other than a variable annuity), an annuity in the manner contemplated by Section 5(e) without regard to any investment direction from the Plan Administrator.

            (g) When the Trustee delivers Securities against payment, delivery of the property and receipt of payment may not be simultaneous. The risk of non-receipt of payment shall be the Trust's, and

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the Trustee shall have no liability therefor, unless such non-receipt of payment is a result of the Trustee's (or its officers', directors', employees', nominees' or agents') gross negligence or willful misconduct. All credits to the Trust of the anticipated proceeds of sales and redemptions of Securities shall be conditional upon receipt by the Trustee of final payment and may be reversed to the extent final payment is not received. At the discretion of the Trustee, the Trust may make use of such conditional credits. To the extent such credits do not become unconditional by receipt of final payment, the Trust shall reimburse the Trustee upon demand for the amount of such conditional credits so used. When the Trustee is to receive Securities, it is authorized to accept documents in lieu of such Securities as long as such documents contain the agreement of the issuer thereof to hold such Securities subject to the Trustee's sole order. The Trustee may, in its discretion, advance funds to the Trust to facilitate the settlement of any trade. In the event of such an advance, the Trust shall immediately reimburse the Trustee for the amount thereof, together with interest at the rate then charged by the Trustee to similar accounts for similar advances.

            Section 6. Disposition of Income. During the term of the Trust, all income received by the Trust, net of expenses, shall be accumulated and reinvested in accordance with the provisions of Section 5.

            Section 7. Accounting by Trustee.

                  (a) (i) The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements and all other transactions required to be made, including such specific records as shall be agreed upon in writing between PWG and the Trustee. Within ninety days following the close of each calendar year and within ninety days after the removal or resignation of the Trustee, the Trustee shall deliver to PWG (and, following the Change in Control Notice Date, to the Trust Beneficiary) a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being separate), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be. To the extent that one or more sub-accounts have been maintained during the calendar year in accordance with
Section 5(c), the Trustee shall provide a separate accounting with respect to each such sub-account. With respect to any Securities which do not have a readily ascertainable market value, PWG shall provide the Trustee with periodic valuations of such Securities. The valuation method of each valuation report shall be done in a manner consistent with valuations used by PWG on its inventory of Securities. The Trustee may conclusively rely upon such valuations of PWG for all purposes hereunder without inquiry.

            (ii) Unless PWG, or a Trust Beneficiary shall have notified the Trustee of exceptions, objections, outstanding claims against the Trustee or disputed items within 180 days following receipt of an annual statement of account or final statement of account delivered in accordance with Section 7(a)(i) above, PWG and the Trust Beneficiary, if applicable, shall be deemed to have approved such statement of account and the Trustee shall be relieved and discharged from all matters covered therein. This Section 7(a)(ii) shall not apply to any matter which the Trustee willfully or through gross negligence misstates, conceals or omits in the preparation of such statement of account or to any acts of fraud by the Trustee.

            (b) Nothing contained in this Trust Agreement or in the Plan shall deprive the Trustee of the right to have a judicial settlement of its accounts. In any proceeding for a judicial settlement of the Trustee's account or for instructions in connection with the Trust, the only other necessary parties thereto in addition to the Trustee shall be PWG and the Trust Beneficiary. No person interested in the Trust, other than PWG and the Trust Beneficiary, shall have a right to compel an accounting, judicial or otherwise.

            Section 8. Responsibility of Trustee.

            (a) The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with a like aim; provided, however, that the Trustee shall incur no liability to any person for any action taken (i) pursuant to an Affidavit delivered to the Trustee by a Trust Beneficiary or (ii) pursuant to any written direction, request or approval given by PaineWebber, the Plan Administrator or an Investment Manager that is in conformity with the terms of the Plan and this Trust Agreement.

            (b) Subject to Section 9, if the Trustee undertakes or defends any litigation arising in connection with the Trust, PWG shall indemnify fully the Trustee against the Trustee's costs, expenses and liabilities (including, without limitation, attorneys' fees and expenses) relating thereto and shall be primarily liable for such costs, expenses and liabilities.

            (c) The Trustee may consult with legal counsel (who may also be counsel for PaineWebber generally) with respect to any of its duties or obligations hereunder. The Trustee may retain and consult with counsel, who may be counsel for PWG or for the Trustee in its individual capacity, and shall not be deemed imprudent by reason of its taking or refraining from taking action in reasonable reliance upon the opinion of such counsel. The Trustee shall not be required to give any bond or any other security for the faithful performance of its duties under this Trust Agreement, except as required by law. The Trustee may also retain one or more consultants to assist it in the performance of its duties under the last sentence of Section 1(b) of this Trust Agreement. The Trustee shall not be liable for any acts or omissions of any such consultant, provided that the Trustee selects and supervises that consultant in accordance with the standard of care set forth in Section 8(a) of this Trust Agreement.

            (d) The Trustee may hire agents, accountants, actuaries, investment advisers, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

            (e) The Trustee shall have, without exclusion, all powers conferred on Trustees by applicable law, unless expressly provided otherwise herein; provided, however, that, if an insurance policy is held as an asset of the Trust, the Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a Successor Trustee (as defined below) or to loan to any person the proceeds of any borrowing against such policy.

            (f) The Trustee shall periodically inform the Actuary as to the market value of the assets of the Trust and provide the Actuary with a list of Trust investments. As of the last business day of each calendar month, the Trustee shall render a monthly statement which shall show the cash position of the Trust at the beginning of the month, assets conveyed by PaineWebber to the Trustee to be held in trust during the month, assets disbursed from the Trust to pay obligations or expenses, income, gains and losses of the Trust for the month and a revaluation of assets as of the date of the rendering of the monthly statement. To the extent that separate sub-accounts are maintained pursuant to
Section 5(c), the monthly statement contemplated by this Section 8(f) shall be prepared for each such sub-account, for the assets of the Trust not allocated to such sub-accounts and for all of the assets of the Trust taken as a whole. In addition, a separate monthly report contemplated hereby shall be prepared with respect to the portion of the assets of the Trust held in an insurance policy or annuity in accordance with Section 5(e).

            (g) Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or applicable law, the Trustee shall not have any power that could give the Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of Section 301.7701-2 of the Procedures and Administrative Regulations promulgated pursuant to the Code.

            (h) The Trustee shall be responsible for such duties as are specifically set forth as such in this Trust Agreement or as otherwise agreed to in writing by the Trustee. The Trustee shall not be compelled to take any action toward the execution or performance of the Trust created hereunder or to prosecute or defend any suit or claim in respect thereof, unless indemnified to its satisfaction against loss, liability, and reasonable costs and expenses. The Trustee shall be under no liability or obligation to anyone with respect to any failure on the part of PWG to perform any of its obligations under this Trust Agreement.

            (i) PWG shall act in accordance with the Plan, and, prior to the Change in Control Notice Date, the Trustee shall not be responsible in any respect for acting in accordance with the Plan. The Trustee shall not be responsible for the adequacy of the Trust to meet and discharge all payments and liabilities under the Plan. Prior to the Change in Control Notice Date, the Trustee shall be fully protected in relying upon any written notice, certificate, instruction, direction or other communication of any investment manager appointed by PWG, the Plan Administrator or other duly authorized officers of PWG that is not contrary to the express provisions of this Trust Agreement.

            (j) The Trustee shall be entitled conclusively to rely upon any written notice, instruction, direction, certificate or other communication reasonably believed by it to be genuine and to be signed by the proper person or persons, and the Trustee shall be under no duty to make investigation or inquiry as to the truth or accuracy of any statement contained therein.

            (k) In no event shall the Trustee incur liability to any person for any indirect, consequential or special damages (including, without limitation, lost profits) of any form, whether or not foreseeable and regardless of the form of action in which such a claim may be brought, with respect to the Trust or its role as Trustee, except to the extent that such damages are the result of the gross negligence or willful misconduct of the Trustee. The foregoing sentence shall not apply with respect to any such indirect, consequential or special damages to the extent that such damages are the result of the willful misconduct or gross negligence of the Trustee to the extent such indirect, consequential or special damages are otherwise recoverable at law or in equity.

            (l) PWG shall pay and shall protect, indemnify and save harmless the Trustee and its officers, directors or trustees, employees, agents and nominees from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) of any nature arising from or relating to any action or failure to act by the Trustee in connection with the transactions contemplated by this Trust Agreement, except to the extent that any such loss, liability, action, suit, demand, damage, cost or expense is the result of the gross negligence or willful misconduct of the Trustee.

            (m) For purposes of this Agreement, acts or omissions of the Trustee shall include those of its directors, trustees, officers, employees, agents, appointees, nominees, consultants, advisers and assigns.

            Section 9. Compensation and Expenses of the Trustee.

            (a) PWG shall pay (or make available to the Trustee to pay) any federal, state, local or other taxes (including withholding taxes) imposed or levied with respect to the corpus or income of the Trust or any part thereof under existing or future laws, and PWG, in its discretion, may contest the validity or amount of any transaction cost or any tax assessment, claim or demand respecting the Trust or any part thereof. The Trustee shall maintain such records and shall deliver such reports to PWG as may be necessary to permit the proper allocation of taxes among investments and the proper payment of taxes by PWG.

            (b) PWG shall pay directly (and not from the assets of the Trust) to the Trustee from time to time such reasonable compensation for its services as trustee as shall be agreed upon by PWG and the Trustee. Prior to the occurrence of a Change in Control, PWG shall also pay the reasonable and necessary expenses (including reasonable fees of counsel engaged by the Trustee pursuant to Sections 8(b) and 8(c) of this Trust Agreement) incurred by the Trustee in the performance of its duties under this Trust Agreement; provided, however, that the aggregate amount of any legal expenses incurred in any calendar year by the Trustee under this Trust shall not exceed $5,000, unless (i) the Trustee has delivered written notice ("Notice") to PWG at least ten business days prior to the date on which such legal fees or expenses are to be incurred or such other time as may be agreeable by the parties and (ii) PWG has not notified the Trustee in writing of its objection to the Trustee incurring such expenses prior to the expiration of such ten-business-day period. To constitute Notice for purposes of the previous sentence, the writing from the Trustee to PWG shall specify in reasonable detail (i) the expenses to be incurred, (ii) the reason or reasons why the Trustee believes it is necessary to incur such expenses, (iii) the anticipated amount of such expenses and (iv) the legal counsel who will be paid any amounts for which reimbursement will be sought by the Trustee under this Section 9(b). If PWG notifies the Trustee in writing of its objection to any expenses described in the Notice prior to the expiration of the ten-business-day period, such expense shall not be reimbursable to the Trustee either from the assets of the Trust or from PWG, regardless of whether the Trustee determines to incur such expense. The ten-business-day notice period described above shall begin on the date the Notice is received by PWG. Any compensation and expenses which are otherwise reimbursable under this Section 9(b) and which are not paid by PWG may be deducted by the Trustee from the assets of the Trust. If the Trustee satisfies such obligations out of the assets of the Trust, PWG shall immediately, upon demand by the Trustee, deposit into the Trust a sum equal to the amount paid by the Trust.

            (c) After a Change in Control, the reasonable fees and expenses (including, without limitation, reasonable fees of counsel and consultants engaged by the Trustee pursuant to Sections 8(b) and 8(c) of this Trust Agreement) incurred by the Trustee in the performance of its duties under this Trust Agreement shall be collected directly from the assets of the Trust to the extent such fees and expenses are not paid by PWG.

            Section 10. Resignation and Removal of Trustee.

            (a) Subject to Section 11, the Trustee may resign at any time by written notice to PWG, which shall be effective ninety days after receipt of such notice by PWG, unless PWG and the Trustee agree in writing to a shorter or longer period. Until such time as a Successor Trustee is duly appointed and qualified to serve hereunder, such resignation shall not affect (i) the Trustee's obligations to hold custody of the assets of the Trust, to make payments contemplated by Section 2 of this Agreement, or to dispose of Securities in order to make such payments, (ii) the Trustee's obligations or responsibilities set forth in this Agreement or (iii) the Trustee's rights under
Section 9 of this Agreement.

            (b) Subject to Section 11, the Trustee may be removed at any time by written notice from PWG, which removal shall be effective ninety days after such notice of removal is delivered to the Trustee by PWG. Such removal shall not be effective until such time as a Successor Trustee is duly appointed and qualified to serve hereunder.

            (c) Upon the resignation or removal of the Trustee and appointment of a Successor Trustee, all assets shall subsequently be transferred to the Successor Trustee. The transfer shall be completed within thirty days after receipt of notice of resignation, removal or transfer.

            (d) If the Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 11 hereof, by the effective date of resignation or removal. If no such appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of the Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

            Section 11. Appointment of the Successor Trustee.

            (a) If the Trustee resigns or is removed in accordance with the provisions of this Trust Agreement, PWG shall appoint a bank or trust company unaffiliated with PWG or any successor to all or substantially all of the assets of PWG that has corporate trustee powers under applicable law and which has trust assets under management at the time of such appointment of at least $10 billion, as a successor to replace the Trustee upon such resignation or removal (the "Successor Trustee"). The appointment shall be effective when accepted in writing by the Successor Trustee, which shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by PWG or the Successor Trustee to evidence the transfer. Following a Change in Control, the Trustee may not be removed by PaineWebber unless the then current Trustee approves the Successor Trustee, which approval shall be granted only if the Trustee reasonably determines that the appointment of the Successor Trustee will not impair the rights of any Trust Beneficiary under the Plan and this Trust Agreement.

            (b) The Successor Trustee need not examine the records and acts of any prior Trustee. The Successor Trustee shall not be responsible for and PWG shall indemnify and defend the Successor Trustee from any claim or liability resulting from any action or inaction of any prior Trustee or from any other past event, or any condition existing at the time it becomes Successor Trustee.

            (c) When this Trust shall have been transferred and delivered to the successor trustee and the accounts of the Trustee have been settled as provided in Section 7 hereof, the Trustee shall be released and discharged from all further accountability or liability for this Trust to the extent contemplated by
Section 7 hereof.

            Section 12. Amendment or Termination.

            (a) This Trust Agreement may be amended by a written instrument executed by the Trustee and PWG. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan or shall make the Trust revocable. Following the date of a Change in Control, this Trust Agreement may not be amended in a manner which is adverse in any respect to the Trust Beneficiary without the prior written consent of the Trust Beneficiary.

            (b) The Trust shall not terminate until the earlier to occur of (i) the date on which the Trust Beneficiaries are no longer entitled to any benefits under the Plan and all obligations have been satisfied in full and (ii) the twenty-first anniversary of the death of the last Trust Beneficiary and Spouse of a Trust Beneficiary alive on the date of execution of this Trust Agreement. Upon termination of the Trust, any assets remaining in the Trust shall be returned to PWG.

                  (c) The termination of the Trust shall not affect the respective rights and obligations of PWG and the Trustee under Section 8 of this Agreement.

            Section 13. Trust Effective Date. This Trust Agreement shall be effective on the Effective Date.

            Section 14. Miscellaneous.

            (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

            (b) Benefits payable to the Trust Beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

            (c) Any notice required or permitted to be given shall be deemed given if directed to the person to whom addressed at such address and mailed by regular United States mail, first-class prepaid.

            (d) The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Trust Agreement and shall not be employed in the construction of the Trust Agreement.

            (e) PWG shall provide the Trustee with a written certification with respect to any persons who may act on behalf of PWG and who are appointed as Investment Managers, together with specimen signatures of such individuals. The Trustee shall have no duty to inquire as to the authenticity of such certification; provided, however, that the Trustee may reasonably require PWG to provide additional information with regard to the authorized persons and their specimen signatures.

            (f) If a Participant elects a variable annuity option under the Plan and the Trustee is directed to allocate a portion of the assets of the Trust to a separate sub-account to be invested in the manner directed by a Participant or an Investment Manager retained by the Participant for this purpose, PWG shall provide the Trustee with a specimen signature of such Participant and any Investment Manger retained by such Participant. The Trustee shall have no duty to inquire as to the authenticity of such certification; provided, however, that the Trustee may reasonably require PWG to provide additional information with regard to such Participant and Investment Manager (if any) and their specimen signatures.

            (g) This Agreement shall be construed and interpreted under, and the Trust hereby created shall be governed by, the laws of the State of New York insofar as such laws do not contravene any applicable federal laws, rules or regulations. The United States District Court of the Southern District of New York shall have the sole and exclusive jurisdiction over any lawsuit or other judicial proceeding relating to or arising from this Agreement. If that court lacks federal subject matter jurisdiction, the Supreme Court of the State of New York, New York County, shall have sole and exclusive jurisdiction. Either of these courts shall have proper venue for any such lawsuit or judicial proceeding, and the parties waive any objection to venue or their convenience as a forum. The parties agree to submit to the jurisdiction of any of the courts specified and to accept service of process to vest personal jurisdiction over them in any of these courts. The parties further hereby knowingly, voluntarily and intentionally waive, to the fullest extent permitted by applicable law, any right to a trial by jury with respect to any such lawsuit or judicial proceeding arising from or relating to this Agreement or the transactions contemplated hereby.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

                                       PAINE WEBBER GROUP INC.

                                       By:
                                          ------------------------------
                                          Title:

                                       THE CHASE MANHATTAN BANK,

                                         as Trustee

                                       By:
                                          ------------------------------
                                          Title:

                                    Exhibit A

                                    Affidavit

            I, _________________, under penalties of perjury, do hereby solemnly swear (i) that I make this affidavit in order to induce The Chase Manhattan Bank, as Trustee under the Trust Agreement (the "Trust Agreement") with Paine Webber Group Inc. ("PWG"), to pay me the benefits to which I am entitled under such Trust Agreement and the Paine Webber Group Inc. Supplemental Employee's Retirement Plan for Selected Senior Officers (the "Plan"), (ii) that the amount of the payments to which I am entitled is described in the attached schedule hereto, (iii) that the first such payment is due on _____ [DATE] and (iv) that the events giving rise to PWG's obligation to make such payment and the provisions of the Plan applicable thereto are accurately and fairly described on the schedule attached hereto. Attached to this Affidavit is a statement from an enrolled actuary certifying that the benefit payments requested hereunder are correct and in reasonable, good-faith compliance with the terms of the Plan.

                                          -------------------------
                                                   Signature

STATE OF          )
                  : ss.:
COUNTY OF         )

            On the __ day of _____________, 19__, before me personally came ________________________________, to me known, who, being by me duly sworn, did depose and say that he resides at ________________________, and that the statements herein are all true and correct.

                                          -------------------------
                                          Notary Public